UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Houston, Texas 77002

50 West San Fernando Street, San Jose, California 95113

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-8775

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION	2
SIGNATURES	3

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Calpine Corporation (the “Company”) will host a conference call to discuss its financial and operating results for the full year and fourth quarter ended December 31, 2008, on Friday, February 27, 2009, at 10:30 a.m. ET / 9:30 a.m. CT. A listen-only webcast of the call may be accessed through the Company’s website at www.calpine.com, or by dialing 877-874-1589 (or 719-325-4764 for international listeners) at least ten minutes prior to the beginning of the call.

An archived recording of the call will be made available for a limited time on the website and can also be accessed by dialing 888-203-1112 (or 719-457-0820 for international callers) and providing confirmation code 4233358. In addition, presentation materials to accompany the conference call will be made available on our web site on February 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/s/ JIM D. DEIDIKER
Jim D. Deidiker
Chief Accounting Officer
Principal Accounting Officer

Date: February 27, 2009

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